SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  May 31,
                            1996

   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
   (Exact name of registrant as specified in its charter)

Virginia                 0-15483/33-75416         N/A
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


Texas Commerce Bank, N.A.
P.O. Box 2558
Houston, TX
Attn: Joe Mustachio                               77252-8039
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
236-5094

   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Ryland Mortgage Securities Corporation, Series 1995-1, Mortgage Participation Securities makes monthly remittances to security holders. The latest remittance was made May 31, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of May 31,
1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Ryland Mortgage Securities
Corporation,
                         Series 1995-1, Mortgage
Participation Securities
                         (Registrant)

                         By:             Financial Asset
Securities, Inc.
                         (Formerly: Ryland Mortgage
Securities Corp)

                         Name:     Jane M. Johnson

                         Title:    President


                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-12
     as of May 31, 1996.



EXHIBIT 21.1                  PAGE 6
     DISTRIBUTION STATEMENT
NORWEST BANK MINNESOTA, N.A.
                                        Contact:       Andy
Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            5/31/96
     Pooled Certificate Distribution Date:
5/28/96



                                             Aggregate
          Pass-Through   Beginning Interest  Interest
Principal Ending    Total     Realized
     Class     Rate Balance   Accrual   Distribution
Distribution   Balance   Distribution   Losses

     A    7.49679864%    93,468,308.00  583,927.57
583,927.57     0.00      93,468,308.00  583,927.57     0.00


     TOTALS         93,468,308.00  583,927.57     583,927.57
0.00      93,468,308.00  583,927.57     0.00


                    Principal Interest
     Class     CUSIP     Priority  Type Type

     A    783766RW0 Senior    Single Class   Pass-Through


     5/30/96   4:18 PM                                 Page
1


EXHIBIT 21.1                  PAGE 7

     PAYMENTS PER SECURITY DENOMINATION
NORWEST BANK MINNESOTA, N.A.
                                                  Contact:
Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            5/31/96
     Pooled Certificate Distribution Date:
5/28/96



                                   AMOUNTS PER INDIVIDUAL
SECURITY                 Remaining
          Original  % of Integral  Record    Interest
Interest  Principal Realized  Ending    Principal
     Class     Balance   Pool Denomination   Date Accrual
Distribution   Distribution   Losses    Balance   Factor

     A    93,468,308.00  100.00%   1,000.00  04/30/96
6.24733220     6.24733220     0.00000000     0.00000000
93,468,308.00  1.0000000000



     TOTALS    93,468,308.00
1.0000000000


     5/30/96   4:19 PM
Page 2


EXHIBIT 21.1                  PAGE 8

     PRINCIPAL DISTRIBUTION DETAIL
NORWEST BANK MINNESOTA, N.A.
                                   Contact:       Andy
Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            5/31/96
     Pooled Certificate Distribution Date:
5/28/96



                                   Total
          Beginning Principal ***Principal   Realized
Ending    Principal
     Class     Balance   Distribution   Adjustment
Losses    Balance   Distribution

     A    93,468,308.00  0.00      0.00      0.00
93,468,308.00  0.00




     TOTALS    93,468,308.00  0.00      0.00      0.00
93,468,308.00  0.00


               ***Principal adjustments consist of the
following:                    Negative Amortization    0.00
                                   Capitalized Interest
0.00




     5/30/96   4:19 PM                                 Page
3


EXHIBIT 21.1                  PAGE 9

     INTEREST DISTRIBUTION DETAIL
NORWEST BANK MINNESOTA, N.A.
                                        Contact:       Andy
Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:                 5/31/96
     Pooled Certificate Distribution Date:
5/28/96



                              Interest       Total
Aggregate
          Pass-Through   Beginning      Interest  Shortfall
Other     Interest  Interest
     Class     Rate Balance        Accrual   (Recovery)
Interest  Distribution   Shortfall

     A    7.49679864%    93,468,308.00  1.00      583,927.57
0.00      0.00      583,927.57     0.00





     TOTALS         93,468,308.00       583,927.57     0.00
583,927.57     0.00





EXHIBIT 21.1                  PAGE 10

     FUND ACCOUNTS ACTIVITY SUMMARY
NORWEST BANK MINNESOTA, N.A.
                                        Contact:       Andy
Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            35216
     Pooled Certificate Distribution Date:             35213



     Proceeds Account
          Beginning Balance             0

              Deposits                        Withdrawals
               Total Interest      602,621.23
Interest Payments   -583927.57
               Total Principal          0.00
Principal Payments  0
               Fees and Expenses        0.00
Fees and Expenses   -18693.66
               Other Deposits      0.00                Other
Withdrawls     0

          Total Deposits           602621.23      Total
Withdrawals         -602621.23

                                   Ending Balance      0







     Other Accounts
                    Spread    Reserve   Expense   Pool
Special
                    Account   Fund 2    Fund Insurance
Hazard    Other
          Beginning Balance        0.00      0.00      0.00
0.00      0    0
               Deposits       0.00      0.00      0.00
0.00      0    0
               Earnings       0.00      0.00      0.00
0.00      0    0
               Withdrawals         0.00      0.00      0.00
0.00      0    0
          Ending Balance      0.00      0.00      0.00
0.00      0    0


     Advances on Delinquencies
          Beginning Balance        N/A
          Current Period      N/A
          Ending Balance      N/A





          35215.68338    35215.68338
Page 5



EXHIBIT 21.1                  PAGE 11


     COLLATERAL SUMMARY
NORWEST BANK MINNESOTA, N.A.
     POOLED MORTGAGE CERTIFICATES
Contact:       Andy Rosenfeld
                                                  Phone:
(410) 884-2114
     RMSC Mortgage Participation Securities
     Series 1995-1
     Distribution Date:       5/31/96
     Pooled Certificate Distribution Date:        5/28/96
     Record Date:        4/30/96

                                                       Total
Aggregate
     Pooled    Beginning Stated    Interest  Interest
Interest  Principal Realized  Expense **     Ending
Collateral     Realized
     Certificate    Balance   Rate Accrual   Shortfall
Distribution   Distribution   Losses    Strip     Balance
Distribution   Losses

     RMSC Series 1992-6 Class B    30,108,854.00
7.49209167%    187,981.91     0.00      187,981.91     0.00
0.00      6,021.77  30,108,854.00  181,960.14     0.00
     RMSC Series 1992-9 Class B    26,201,000.00
7.97931262%    174,221.64     0.00      174,221.64     0.00
0.00      5,240.20  26,201,000.00  168,981.44     0.00
     SMSC Series 1992-1 (Pool 1) Class B-1   18,300,000.00
7.84860326%    119,691.20     0.00      119,691.20     0.00
0.00      3,660.00  18,300,000.00  116,031.20     0.00
     SMSC Series 1992-1 (Pool 2) Class B-2   8,858,454.00
7.91388736%    58,420.67      0.00      58,420.67      0.00
0.00      1,771.69  8,858,454.00   56,648.98      0.00
     SMSC Series 1992-3 Class B    10,000,000.00
7.47669661%    62,305.81      0.00      62,305.81      0.00
0.00      2,000.00  10,000,000.00  60,305.81      0.00

     TOTALS    93,468,308.00       602,621.23     0.00
602,621.23     0.00      0.00      18,693.66
93,468,308.00  583,927.57     0.00




          ** The expense strip is the Securities Guaranty and Administration Fee of .24% per annum.




     Actual    Begininng Principal
     Certificate    Balance   Distribution

     RMSC Series 1992-6 Class B    70,108,854.00  0.00
     RMSC Series 1992-9 Class B    105,082,621.71      0.00
     SMSC Series 1992-1 (Pool 1) Class B-1   64,300,000.00
0.00
     SMSC Series 1992-1 (Pool 2) Class B-2   19,858,454.00
0.00
     SMSC Series 1992-3 Class B    45,000,000.00  0.00


Page 7



EXHIBIT 21.1                  PAGE 12

     DELINQUENCY STATISTICS
NORWEST BANK MINNESOTA, N.A.

Contact:            Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:         (410) 884-2114
     Series 1995-1
     Distribution Date:                      5/31/96
     Pooled Certificate Distribution Date:
5/28/96


     Subordinated        Oustanding Principal          30
DAY            60 DAY              90 DAY              F/C
REO
     Mortgage Certificates         on Underlying Securities
#    $MM  %    #    $MM  %    #    $MM  %    #    $MM  %
#    $MM  %

     RMSC Series 1992-6 Class B         149,150,972.71
24   4.042970  2.71%     9    2.116943  1.42%     15
3.135769  2.10%     48   11.117393 7.45%     9    2.213966
1.48%
     RMSC Series 1992-9 Class B         223,693,882.04
26   4.713786  2.11%     6    1.549919  0.69%     12
2.241478  1.00%     59   14.737041 6.59%     17   3.048336
1.36%
     SMSC Series 1992-1 (Pool 1) Class B-1
153,629,641.73           24   4.246588  2.76%     7
1.223436  0.80%     19   3.965305  2.58%     50   9.142608
5.95%     6    1.511072  0.98%
     SMSC Series 1992-1 (Pool 2) Class B-2
37,219,548.06       5    0.987142  2.65%     1    0.145501
0.39%     3    0.459885  1.24%     6    1.369607  3.68%
2    0.639098  1.72%
     SMSC Series 1992-3 Class B         115,613,930.18
23   3.781473  3.27%     7    2.204722  1.91%     24
4.764189  4.12%     5    1.027339  0.89%     8    1.255553
1.09%


     Totals         679,307,974.72           102  17.771959
2.62%     30   7.240521  1.07%     73   14.566626 2.14%
168  37.393988 5.50%     42   8.668025  1.28%



     Delinquencies percentages are based on Cumulative Loan
Balances Outstanding
     after giving effect Current Distribution.
     MM = million
Page 6